                                                                 EXHIBIT 10.52

NEITHER THE WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


Date of Issuance: March 8, 2000                              Warrant No.: Y-1


                      WARRANT TO PURCHASE UP TO 1,405,000
              SHARES OF SERIES C PREFERRED STOCK OF DOVEBID,INC.
              --------------------------------------------------

     THIS CERTIFIES THAT Yahoo! Inc., a Delaware corporation (the "Holder"), is entitled to purchase under this Warrant up to one million four hundred five thousand (1,405,000) shares of Series C Preferred Stock of DoveBid, Inc., a Delaware corporation (the "Company") at a per share price of $2.67 (the "Exercise Price") subject to the provisions and upon the terms and conditions hereinafter set forth. The shares of Series C Preferred Stock or Common Stock or other securities for which this Warrant becomes exercisable pursuant to the provisions hereof are hereinafter referred to as the "Shares."

     1.   Vesting and Term.
          ----------------

          1.1  Vesting Date.  This Warrant shall become exercisable with respect
               ------------
all of the Shares on the Date of Issuance.

          1.2   Termination Date.  This Warrant shall remain exercisable with
                ----------------
respect to the Shares until 5:00 p.m. California time on the earliest of (i) the fourth annual anniversary of the Date of Issuance, (ii) the effective date of termination by the Company of the Advertising and Promotion Agreement between the Company and the Holder dated the Date of Issuance (the "Promotion Agreement") pursuant to Section 5.7, 10.3 or 10.4 of the Promotion Agreement, or
(iii) one year after the effective termination by the Holder of the Promotion Agreement pursuant to Section 5.6 or 10.4 of the Promotion Agreement provided that, in the event of termination pursuant to this clause (iii), the Warrant will expire no later than the thirtieth day after the closing of the initial public offering by the Company of its Common Stock.

     2.   Exercise or Conversion.
          ----------------------

          2.1  Method of Exercise; Payment; Issuance of New Warrant.  This
               ----------------------------------------------------
Warrant may be exercised by the Holder, in whole or in part and from time to time, by the surrender of this Warrant (with a notice of exercise in the form attached as Exhibit A and the investment representation certificate in the form
            ---------
attached as Exhibit B duly executed) at the principal office of the Company and
            ---------
by the payment to the Company by check or wire transfer, of an amount equal to the then current Exercise Price per share multiplied by the number of Shares then being purchased (the "Aggregate Exercise Price"). The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of this Warrant, certificates for the Shares so purchased shall be delivered to the holder(s) thereof as soon as possible and in any event within thirty (30) days of receipt of such notice by the Company and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder as soon as possible and in any event within such thirty-day period.

          2.2  Right to Convert Warrant into Stock; Net Issuance.  In addition
               -------------------------------------------------
to and without limiting the rights of the Holder under the terms of this Warrant, the Holder may elect to convert this Warrant or any portion thereof (the "Conversion Right"), but only to the extent that the Holder then has a right to exercise this Warrant, into Shares, the aggregate value of which Shares shall be equal to the "in-the-money" value of this Warrant or the portion thereof being converted as set forth below. The Conversion Right may be exercised by the rHolder by surrender of this Warrant at the principal office of the Company together with notice of the Holder's intention to exercise the Conversion Right, in which event the Company shall issue to the Holder a number of Shares computed using the following formula:

          X= Y(A-B)
             ------
               A

Where:

          X    The number of Shares to be issued to the Holder.

          Y The number of Shares representing the portion of this Warrant that is being converted.

          A    The fair market value of one Share.

          B The Exercise Price (as adjusted to the date of such calculations).

For purposes of this Section 2.2, the "fair market value" per Share shall mean the Market Price on the last business day before the effective date of exercise of the Conversion Right. If the Shares are traded on a national securities exchange or admitted to unlisted trading privileges on such an exchange, or are listed on the National Market (the "National Market") of the National Association of Securities Dealers Automated Quotations System (the "Nasdaq"), the Market Price as of a specified day shall be the last reported sale price of the Shares on such exchange or on the National Market on such date or if no such sale is made on such day, the mean of the closing bid and asked prices for such day on such exchange or on the National Market. If the Shares are not so listed or admitted to unlisted trading privileges, the Market Price as of a specified day shall be the mean of the last bid and asked prices reported on such date (x) by the Nasdaq or (y) if reports are unavailable under clause (x) above by the National Quotation Bureau Incorporated. If the Shares are not so listed or admitted to unlisted trading privileges and bid and ask prices are not reported, the Market Price as of a specified day shall be determined in good faith by written resolution of the Board of Directors of the Company.

          2.3  Automatic Conversion.  In the event of termination of this
               --------------------
Warrant pursuant to Section 1 above, to the extent that this Warrant is then exercisable and such conversion would result in the issuance of Shares to the Holder, this Warrant shall be deemed automatically converted under Section 2.2 above immediately prior to the time at which it would otherwise expire.

          2.4  HSR Compliance.  Exercise or conversion of this Warrant is
               --------------
subject to comliance by the Holder with all applicable filing requirements, and expiration of all waiting periods, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"). The Company will cooperate with the Holder in making all applicable filings under the HSR Act, provided, however, that the Holder shall pay all applicable filing fees.

     3.   Securities Fully Paid; Reservation of Shares; Capitalization
          ------------------------------------------------------------
Representations.  All Shares that may be issued upon the exercise of the rights
---------------
represented by this Warrant, upon issuance, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by the Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the right represented by this Warrant. The Company represents to the Holder that the capitalization of the Company is, in all material respects, as set forth in Section 2.2 of that certain Series C Preferred Stock Purchase Agreement executed by the Company and the Holder on the Date of Issuance, as supplemented by the Disclosure Schedule to that Agreement.

     4.   Adjustment of Exercise Price and Number of Shares.  The number and
          -------------------------------------------------
kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

          4.1  Reclassification or Merger.  In case of any reclassification,
               --------------------------
change or conversion (including but not limited to the automatic conversion of the Series C Preferred Stock into Common Stock upon the initial public offering of the Company) of securities in the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), unless this Warrant shall have been exercised or terminated in accordance with its terms, this Warrant shall thereafter be exercisable solely for the kind and amount of consideration, including but not limited to shares of stock, other securities, money and property, that the Holder would have received upon such reclassification, change, conversion or merger if the Holder had exercised this Warrant in full prior to such reclassification, change, conversion or merger. The provisions of this subparagraph shall similarly apply to successive reclassifications, changes, conversions, mergers.

          4.2  Subdivisions or Combination of Shares.  If at any time while this
               -------------------------------------
Warrant remains outstanding and unexpired the Company shall subdivide or combine the Shares, the Exercise Price and the number of Shares issuable upon exercise hereof shall be proportionately adjusted.

          4.3  Stock Dividends.  If at any time while this Warrant is
               ---------------
outstanding and unexpired the Company shall pay a dividend payable in Shares (except any distribution specifically provided for in the foregoing subparagraphs 4.1 and 4.2), then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction
(a) the numerator of which shall be the total number of Shares outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of Shares outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

          4.4  Notice of Adjustments. Whenever the Exercise Price shall be
               ---------------------
adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to Holder setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the number of Shares subject to this Warrant and the Exercise Price therefor, as applicable, after giving effect to such adjustment.

     5.   Compliance with Securities Laws.
          -------------------------------

          5.1  Accredited Investor.  This issuance of this Warrant is
               -------------------
conditioned upon, and by its acceptance hereof the Holder hereby confirms, that the Holder is an "accredited investor" as that term is defined under Regulation D under the Securities Act of 1933, as amended (the "Securities Act").

          5.2  Legend.  Upon issuance, the Shares shall be imprinted with a
               ------
legend in substantially the following form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

together with any legend required under applicable state securities laws.

          5.3  Compliance with Securities Laws on Transfer.  This Warrant and
               -------------------------------------------
the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company).

     6.   Fractional Shares.  No fractional Shares will be issued in connection
          -----------------
with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

     7.   Registration Rights.  The Shares will be treated as "Registrable
          -------------------
Securities" within the meaning of the Second Amended Investors' Rights Agreement dated as of the Date of Issuance and shall be entitled to the registration rights set forth therein.


     8.  "Market Stand-Off" Agreement; Agreement to Furnish Information.  The
         --------------------------------------------------------------
Holder hereby agrees that the Holder shall not sell, transfer, make any short sale of, grant any option for the purchase of, enter into any hedging or similar transaction with the same economic effect as a sale, or otherwise dispose of, any Shares (or other securities) of the Company held of record or beneficially owned by Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the date of the final prospectus contained in a registration statement of the Company filed under the Securities Act; provided that:

                    (i) such agreement shall apply only to the Company's initial public offering; and

                   (ii) all officers and directors of the Company who hold capital stock of the Company and all holders of five percent (5%) or more of the Company's capital stock enter into similar agreements.

The Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the representative of the underwriters which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, the Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The Company may impose stop-transfer instructions with respect to the Shares (or other securities) subject to the foregoing restriction until the end of said one hundred eighty
(180) day period.

     9.   Modification and Waiver.  This Warrant and any provision hereof may be
          -----------------------
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     10.  Notices.
          -------

          10.1 Notice of Certain Events.  The Company shall provide the Holder
               ------------------------
with at least twenty (20) days notice (or such greater amount of notice as Delaware law requires to be given to shareholders having the right to vote at a meeting on any Sale Event, as defined herein) prior to (i) a merger of the Company with or into, the consolidation of the Company with, or the sale by the Company of all or substantially all of its assets to, another person or entity (other than such a transaction wherein the shareholders of the Company prior to such transaction retain or obtain a majority of the voting capital stock of the surviving, resulting or purchasing entity)(a "Sale Event"), (ii) any liquidation, dissolution or winding up of the Company or (iii) the record date for any cash dividend declared on the Shares or (iv) a firm commitment underwritten public offering pursuant to a registration statement on Form S-1 under the Securities Act (each, a "Notice Event"). If the notice is provided pursuant to subsection (i) or (ii) of the previous sentence, the notice will indicate the expected date of the Notice Event.

          10.2 Notice Procedure. Any notice required or permitted pursuant to
               ----------------
this Warrant shall be in writing and shall be deemed sufficient when either (a) delivered personally, (b) sent by e-mail or fax with confirmation of receipt or
(c) deposited in the U.S. mail, as certified or registered mail, with postage prepaid, addressed as follows:

     If to the Holder:

     Yahoo! Inc.
     3420 Central Expressway
     Santa Clara, California 95051

     Attention: Senior Vice President Corporate Development
     e-mail:  ellen@yahoo-inc.com
     fax: 408-328-7939

     with a copy to:

     Yahoo! Inc.
     3420 Central Expressway
     Santa Clara, California 95051
     Attention: General Counsel
     e-mail:    jplace@yahoo-inc.com
     Fax: (408) 731-3400

     If to the Company:


     Dovebid, Inc.
     1241 E. Hillsdale Boulevard
     Foster City, California 94494
     Attention:  Jeffrey Crowe, President
     email:  jcrowe@dovebid.com
     Fax: 650-571-0197

     with a copy to:

     Dovebid, Inc.
     1241 E. Hillsdale Boulevard
     Foster City, California 94494
     Attention:  Nino Capobianco, General Counsel
     email:  acapobianco@dovebid.com
     Fax: 650-571-0197


     Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days advance written notice as aforesaid to the other parties. All such notices and communications shall be deemed to have been received (i) in the case of personal delivery or delivery be e-mail or fax, on the date of such delivery (provided there is confirmation of such delivery) and
(ii) in the case of mailing, on the third business day following the date of such mailing.

     11.  Lost Warrants or Stock Certificates.  Upon receipt of evidence
          -----------------------------------
reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     12.  Restrictions on Transfer.  This Warrant shall not be transferable by
          ------------------------
the Holder without the Company's prior written consent and any attempt to assign or transfer this Warrant shall be void.

     13.  Non-Disclosure.  Subject to the terms of this Section 13, neither the
          --------------
Company nor the Holder shall make any pubic disclosure regarding the existence of this Warrant or its terms without the other party's prior written approval and consent, which will not be unreasonably withheld. If the Company or the Holder desires to make a public disclosure regarding the existence of this Warrant, it shall provide the other with a minimum of three (3) business days notice of the intended disclosure. If the Company determines, after consulting with its legal counsel or outside auditors, that this Warrant or any of its terms must be filed or disclosed by the Company under any law, rule or regulation including but not limited to filing or disclosing this Warrant or its terms in connection with the Company's initial public offering, the Company shall give written notice of the intended disclosure to the Holder at least one business day in advance of the date of disclosure but the Company shall not be required to seek confidential treatment for this Warrant or any of its terms.

     14.  No Impairment. The Company will not, through any reorganization,
          -------------
recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

     15.  Governing Law.  This Warrant shall be construed and enforced in
          -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to conflict of laws provisions thereof.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, this Warrant to Purchase up to 1,405,000 Shares of Series C Preferred Stock of DoveBid, Inc. has been executed as of the Date of Issuance.


                                    DoveBid, Inc.



                                    By: /s/ Jeffrey Crowe
                                    _____________________
                                    Name: Jeffrey Crowe
                                    ___________________
                                    Title: President
                                    ___________________

                                  EXHIBIT "A"
                                  -----------

                            NOTICE OF EXERCISE FORM
                            -----------------------

                   (To be executed only upon partial or full
                        exercise of the within Warrant)

     The undersigned registered Holder of the within Warrant hereby irrevocably exercises the within Warrant for and purchases _________ shares of ___________ Stock of DoveBid, Inc. and herewith makes payment therefor in the amount of $_______________, all at the price and on the terms and conditions specified in the within Warrant and requests that a certificate (or ________________________ certificates in denominations of shares) for the shares hereby purchased be issued in the name of and delivered to ________________________________________
whose address is ________________________________________________________ and,
if such shares of shall not include all the shares issuable as provided in the within Warrant, that a new Warrant of like tenor for the number of shares not being purchased hereunder be issued in the name of and delivered to the undersigned, whose address is _________________________________________________
_____________________________________________________________________________.


Date: ______________________

                              Holder:  Yahoo! Inc.


                              By:
                                 ___________________________________________
                                 (Signature of Registered Holder)

                              Title:
                                    ________________________________________

NOTICE: The signature to this Notice of Exercise must correspond with the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatever.

                                  EXHIBIT "B"
                                  -----------

                     INVESTMENT REPRESENTATION CERTIFICATE
                     -------------------------------------

Holder:        Yahoo! Inc.

Company:       DoveBid, Inc.

Security:      Series C Preferred Stock

Amount:

Date:

     In connection with the purchase of the above-listed securities (the

"Securities"), the undersigned (the "Holder") represents to the Company as
 ----------                          ------
follows:

     The Holder is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Holder is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Securities
                                                                     ----------
Act");
---

     The Holder understands that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefor, which exemption depends upon, among other things, the bona fide nature of the Holder's investment intent as expressed herein. In this connection, the Holder understands that, in the view of the Securities and Exchange Commission ("SEC"),
                                                                          ---
the statutory basis for such exemption may be unavailable if the Holder's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. The Holder is an "accredited investor" as that term is defined under Regulation D promulgated by the Securities and Exchange Commission under the Securities Act;

     The Holder further understands that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available. In addition, the Holder understands that the certificate evidencing the Securities will be imprinted with the legend referred to in this Warrant under which the Securities are being purchased;

     The Holder is aware of the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: (i) the availability of certain public information about the Company;
(ii) the resale occurring not less than one (1) year after the party has purchased and paid for the securities to be sold; (iii) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein;

     The Holder further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market upon which to make such a sale then exists, notwithstanding the Company's best efforts obligation to do so set forth in the Warrant, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, the Holder may be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied; and

     The Holder further understands that in the event all of the requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.


Date: ______________________

                                    HOLDER:
                                            _________________________________